                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statement File No. 333-17821.


                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
  February 14, 1997